UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2009

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	001-32609 (Commission File Number)	52-2277366 (IRS Employer
Identification Number)

Not Applicable

(Former name or former address, if
changed since last report)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 23, 2009, Rockwood Holdings, Inc. (the “Company”) filed with the New York Stock Exchange (the “NYSE”) a written affirmation notifying the NYSE that, due to the resignation of independent director Cynthia A. Niekamp from the Company’s board of directors on January 23, 2009 as described in Item 5.02 of this current report on Form 8-K, on such date, the Company had only four independent directors serving on its then eight-member board of directors and two independent directors serving on its audit committee.   Accordingly, effective January 23, 2009, the Company’s board of directors did not satisfy Section 303A.01 of the NYSE Listed Company Manual, which requires that the board of directors of a listed company be comprised of a majority of independent directors, each of whom satisfies the independence requirements set forth in Section 303A.02.  In addition, effective January 23, 2009, the audit committee of the Company’s board of directors did not satisfy the requirements of Section 303A.07 of the NYSE Listed Company Manual, which requires that the audit committee of a listed company have a minimum of three members, each of whom satisfies the independence requirements set forth in Section 303A.02.

In order to cure the deficiencies described in the previous paragraph, on January 26, 2009, Susan Schnabel resigned from the board of directors of the Company, also as described in Item 5.02 of this current report on Form 8-K.  Accordingly, in accordance with Section 303A.01 of the NYSE Listed Company Manual, the Company now has a board of directors that is comprised of a majority of independent directors that satisfy the independence requirements set forth in Section 303A.02. Further, the board of directors added independent director Nance Dicciani to its audit committee and accordingly, in accordance with Section 303A.07 of the NYSE Listed Company Manual, the board of directors now has an audit committee that consists of three members, each of whom satisfies the independence requirements set forth in Section 303A.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 23, 2009, the Company received notice from Cynthia A. Niekamp of her resignation from the board of directors of the Company effective immediately due to her recently accepting employment at a company that competes with one of the Company’s business units.

As also described under Item 3.01 above, on January 26, 2009, Susan Schnabel resigned from the board of directors of the Company in order to cure deficiencies relating to the independence requirements of the NYSE arising from the resignation of Cynthia Niekamp from the Company’s board. Following these resignation, the board of directors decreased its size from nine to seven members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: January 29, 2009